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Exhibit 21.1

SUBSIDIARIES OF HUNTSMAN CORPORATION

Company	Jurisdiction
Huntsman Advanced Materials Argentina S.r.l.	Argentina
Huntsman (Argentina) S.r.l.	Argentina
Huntsman Building Products, LLC	Armenia
CP Manufacturing Pty Ltd	Australia
Felgray Pty Limited	Australia
HCA Finance Pty Limited	Australia
HCCA Pty Limited	Australia
HCPH Holdings Pty Limited	Australia
Huntcon Pty Limited	Australia
Huntsman Advanced Materials (Australia) Pty Ltd	Australia
Huntsman Australia R & D Company Pty Limited	Australia
Huntsman Australia Styrenics Pty Limited	Australia
Huntsman Chemical Australia Holdings Pty Limited	Australia
Huntsman Chemical Australia Property Trust	Australia
Huntsman Chemical Australia Unit Trust	Australia
Huntsman Chemical Company Australia (Holdings) Pty Limited	Australia
Huntsman Chemical Company Australia Pty Limited	Australia
Huntsman Chemical Company Australia (Sales) Pty Limited	Australia
Huntsman Corporation Australia Pty Limited	Australia
Huntsman Polyurethanes (Australia) Pty Limited	Australia
Huntsman Textile Effects (Australia) Pty Limited	Australia
Hydrocarbon Products Pty Limited	Australia
Mokpo Pty Limited	Australia
Polystyrene Australia Pty Limited	Australia
Polystyrene Australia Unit Trust	Australia
Revinex Australia Pty Limited	Australia
Wenblue Pty Limited	Australia
Huntsman Advanced Materials (Austria) GmbH	Austria
Huntsman Advanced Materials (Europe) BVBA	Belgium
Huntsman (Belgium) BVBA	Belgium
Huntsman (Europe) BVBA	Belgium

Huntsman Textile Effects (Belgium) BVBA	Belgium
Huntsman Quimica Brasil Ltda	Brazil
Huntsman Chemical Company of Canada, Inc.	Canada
Huntsman Corporation Canada Inc.	Canada
Huntsman International (Canada) Corporation	Canada
Tioxide Canada Inc.	Canada
Tioxide Americas Inc.	Cayman Islands
Huntsman Efectos Textiles (Chile) Limitada	Chile
Huntsman Advanced Materials (Guangdong) Company Limited	China
Huntsman Chemical Trading (Shanghai) Ltd.	China
Huntsman Chemistry R&D Center (Shanghai) Co., Ltd.	China
Huntsman Polyurethanes (China) Limited	China
Huntsman Polyurethanes Shanghai Ltd.	China
Huntsman Textile Effects (China) Co. Ltd.	China
Huntsman Textile Effects (Qingdao) Co., Ltd	China
Huntsman Textile Effects (Shenzhen) Co., Ltd	China
Shanghai Lienheng Isocyanate Company Ltd.	China
Huntsman (Colombia) Limitada	Colombia
Huntsman (Czech Republic) Spol.sr.o	Czech Republic
Huntsman Advanced Materials Specialty Chemicals (Egypt) S.A.E.	Egypt
Huntsman Advanced Materials (France) S.A.S.	France
Huntsman Saint Mihiel SAS	France
Huntsman Surface Sciences France SAS	France
Tioxide Europe SAS	France
Huntsman Advanced Materials (Deutschland) GmbH	Germany
Huntsman (Germany) GmbH	Germany
Huntsman (Holdings) Germany GmbH	Germany
Huntsman International Trading Deutschland GmbH	Germany
Huntsman Textile Effects (Germany) GmbH	Germany
HUNTSMAN Verwaltungs GmbH	Germany
IRO Chemie Verwaltungsgesellschaft mbH	Germany
SASOL-HUNTSMAN GmbH & Co. KG	Germany
SASOL-HUNTSMAN Verwaltungs-GmbH	Germany
Huntsman Textile Effects (Guatemala) Ltda.	Guatemala

Charwell Enterprises Limited	Hong Kong
Ever Wax Limited	Hong Kong
Huntsman Advanced Materials (Hong Kong) Ltd	Hong Kong
Huntsman International (Hong Kong) Ltd	Hong Kong
Hypogain Investments Limited	Hong Kong
Key Fame Enterprises Limited	Hong Kong
Top Morale Limited	Hong Kong
Vigor Rich Limited	Hong Kong
Wiry Enterprises Limited	Hong Kong
Huntsman Corporation Hungary Rt.	Hungary
Optivill Ltd.	Hungary
Huntsman Advanced Materials (India) Private Limited	India
Huntsman International (India) Private Limited	India
Petro Araldite Private Limited	India
Swathi Organics and Specialties Private Limited	India
PT Huntsman Indonesia	Indonesia
Huntsman Advanced Materials (Italy) Srl	Italy
Huntsman Italian Receivables Finance Srl	Italy
Huntsman Patrica S.r.l.	Italy
Huntsman Surface Sciences Italia S.r.l.	Italy
Tioxide Europe S.r.l.	Italy
Huntsman Japan K.K.	Japan
Huntsman (Korea) Yuhan Hoesa	Korea
Vantico Group S.à r.l.	Luxembourg
Vantico International S.à r.l.	Luxembourg
Pacific Iron Products Sdn Bhd	Malaysia
Tioxide (Malaysia) Sdn Bhd	Malaysia
Huntsman de Mexico, S.A. de C.V.	Mexico
Huntsman International de Mexico S. de R.L. de C.V.	Mexico
Huntsman Servicios Mexico S. de R.L. de C.V.	Mexico
Huntsman Textile Effects (Mexico) S. de R.L. de C.V.	Mexico
BASF Huntsman Shanghai Isocyanate Investment BV	Netherlands
Chemical Blending Holland BV	Netherlands
Eurogen C.V.	Netherlands

Huntsman Advanced Materials (Netherlands) B.V.	Netherlands
Huntsman China Investments BV	Netherlands
Huntsman Holland B.V.	Netherlands
Huntsman Holland Iota BV	Netherlands
Huntsman Investments (Netherlands) B.V.	Netherlands
Huntsman MA Investments (Netherlands) CV	Netherlands
Huntsman (Netherlands) BV	Netherlands
Huntsman (Russia Investments) B.V.	Netherlands
Huntsman (Saudi Investments) B.V.	Netherlands
Huntsman Shanghai China Investments B.V.	Netherlands
Huntsman Textile Effects (Netherlands) B.V.	Netherlands
International Polyurethane Investments B.V.	Netherlands
Steamelec B.V.	Netherlands
Chemplex (NZ) Holdings Pty Ltd.	New Zealand
Huntsman Chemical Company New Zealand Limited	New Zealand
Huntsman Textile Effects Pakistan (Private) Limited	Pakistan
Huntsman Textile Effects (Panama) S. de R.L.	Panama
Huntsman (Poland) Sp.zo.o	Poland
ZAO Huntsman—NMG	Russia
Limited Liability Company "Huntsman CIS"	Russia
Arabian Polyol Company Limited	Saudi Arabia
Gulf Advanced Chemical Industries Company Limited	Saudi Arabia
Huntsman Advanced Materials (Singapore) Pte Limited	Singapore
Huntsman (Asia Pacific) Pte Limited	Singapore
Huntsman (Singapore) Pte Ltd	Singapore
Sealing Technologies Pte Ltd	Singapore
Huntsman Investments South Africa (Proprietary) Limited	South Africa
Tioxide Southern Africa (Pty) Limited	South Africa
Huntsman Advanced Materials (Spain) S.L.	Spain
Huntsman Performance Products Spain, S.L.	Spain
Oligo SA	Spain
Tioxide Europe S.L.	Spain
Huntsman Norden AB	Sweden
Huntsman Advanced Materials (Switzerland) GmbH	Switzerland

Pensionskasse Huntsman (Switzerland)	Switzerland
Huntsman Advanced Materials (Taiwan) Corporation	Taiwan
Huntsman (Taiwan) Limited	Taiwan
Huntsman (Thailand) Limited	Thailand
Vantico (Thailand) Limited	Thailand
Huntsman Ileri Teknoloji Ürünleri Sanayi ve Ticaret Ltd. Sirketi	Turkey
Huntsman Tekstil Ürünleri, Kimya ve Dis Ticaret Limited Sirketi	Turkey
Tioxide Europe Titanium Pigmentleri Ticaret Ltd. Sirketi	Turkey
Huntsman Advanced Materials (UAE) FZE	United Arab Emirates
Huntsman Advanced Materials Holdings (UK) Limited	U.K.
Huntsman Advanced Materials (UK) Limited	U.K.
Huntsman Corporation UK Limited	U.K.
Huntsman Europe Limited	U.K.
Huntsman (Holdings) UK	U.K.
Huntsman International Europe Limited	U.K.
Huntsman Nominees (UK) Limited	U.K.
Huntsman Pension Trustees Limited	U.K.
Huntsman Petrochemicals (UK) Holdings	U.K.
Huntsman Polyurethanes Sales Limited	U.K.
Huntsman Polyurethanes (UK) Limited	U.K.
Huntsman Polyurethanes (UK) Ventures Limited	U.K.
Huntsman Surface Sciences Overseas Limited	U.K.
Huntsman Surface Sciences UK Limited	U.K.
Huntsman Trustees Limited	U.K.
Huntsman (UK) Limited	U.K.
Tioxide Europe Limited	U.K.
Tioxide Group	U.K.
Tioxide Group Services Limited	U.K.
Tioxide Overseas Holdings Limited	U.K.
Alta One Inc.	USA—Delaware
Eurofuels LLC	USA—Delaware
Eurostar Industries LLC	USA—Delaware
Huntsman Advanced Materials Americas Inc.	USA—Delaware
Huntsman Advanced Materials LLC	USA—Delaware

Huntsman C4 LP	USA—Delaware
Huntsman EA Holdings LLC	USA—Delaware
Huntsman International Financial LLC	USA—Delaware
Huntsman International LLC	USA—Delaware
Huntsman International Trading Corporation	USA—Delaware
Huntsman Petrochemical Corporation	USA—Delaware
Huntsman Propylene Oxide Holdings LLC	USA—Delaware
Huntsman Receivables Finance LLC	USA—Delaware
Huntsman Styrenics Investment Holdings, L.L.C.	USA—Delaware
Huntsman Styrenics Investment, L.L.C.	USA—Delaware
Huntsman Texas Holdings LLC	USA—Delaware
JK Holdings Corporation	USA—Delaware
Louisiana Pigment Company, L.P.	USA—Delaware
Petrostar Fuels LLC	USA—Delaware
Petrostar Industries LLC	USA—Delaware
Huntsman Ethyleneamines Ltd.	USA—Texas
Huntsman Fuels, L.P.	USA—Texas
Huntsman International Fuels, L.P.	USA—Texas
Huntsman Propylene Oxide Ltd.	USA—Texas
Airstar Corporation	USA—Utah
HF II Australia Holdings Company LLC	USA—Utah
Huntsman Australia Holdings Corporation	USA—Utah
Huntsman Australia Inc.	USA—Utah
Huntsman Chemical Company LLC	USA—Utah
Huntsman Chemical Finance Corporation	USA—Utah
Huntsman Chemical Purchasing Corporation	USA—Utah
Huntsman Distribution Corporation	USA—Utah
Huntsman Enterprises, Inc.	USA—Utah
Huntsman Expandable Polymers Company, LC	USA—Utah
Huntsman Group Intellectual Property Holdings Corporation	USA—Utah
Huntsman Headquarters Corporation	USA—Utah
Huntsman International Chemicals Corporation	USA—Utah
Huntsman MA Investment Corporation	USA—Utah
Huntsman MA Services Corporation	USA—Utah

Huntsman Petrochemical Canada Holdings Corporation	USA—Utah
Huntsman Petrochemical Finance Corporation	USA—Utah
Huntsman Petrochemical Purchasing Corporation	USA—Utah
Huntsman Polyurethane Fund I, L.L.C.	USA—Utah
Huntsman Polyurethane Fund II, L.L.C.	USA—Utah
Huntsman Polyurethane Fund III, L.L.C.	USA—Utah
Huntsman Polyurethane Fund IV, L.L.C.	USA—Utah
Huntsman Polyurethane Venture I, L.L.C.	USA—Utah
Huntsman Polyurethane Venture II, L.L.C.	USA—Utah
Huntsman Polyurethane Venture III, L.L.C.	USA—Utah
Huntsman Polyurethane Venture IV, L.L.C.	USA—Utah
Huntsman Procurement Corporation	USA—Utah
Huntsman Purchasing, Ltd.	USA—Utah
Huntsman SA Investment Corporation	USA—Utah
Huntsman Surfactants Technology Corporation	USA—Utah
International Risk Insurance Company	USA—Utah
Polymer Materials Inc.	USA—Utah
Rubicon LLC	USA—Utah
Huntsman Corporation, C.A.	Venezuela

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  Exhibit 21.1
SUBSIDIARIES OF HUNTSMAN CORPORATION